[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

                               [Graphic Omitted]

                    MFS(R) HIGH YIELD
                    OPPORTUNITIES FUND

                    SEMIANNUAL REPORT o JULY 31, 2000




                      -----------------------------------
                      MUTUAL FUND GIFT KITS (see page 35)
                      -----------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 21
Notes to Financial Statements ............................................. 28
Trustees and Officers ..................................................... 37

      MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did very dramatically this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1.  VOLATILITY CAN BE A GOOD THING
We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2.  INVEST FOR THE LONG TERM
You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- 5, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3.  INVEST REGULARLY
Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into what portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares.

And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4.  DIVERSIFY
One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, i.e., move money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

August 15, 2000
------------
(1) The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.

(2) Sources: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89,
    '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

A prospectus containing more complete information on any MFS product, including all charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Robert J. Manning]
      Robert J. Manning

For the six months ended July 31, 2000, Class A shares of the fund provided a total return of 3.48%, Class B shares 3.02%, Class C shares 3.15%, and Class I shares 3.63%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to a -0.03% return for the fund's benchmark, the Lehman Brothers High Yield Bond Index (the Lehman Index), an unmanaged index of noninvestment-grade corporate debt. The fund's returns also compare to a -0.95% return over the same period for the average high current yield fund tracked by Lipper Inc., an independent firm that reports mutual fund performance.

Q. DESPITE THE DIFFICULT ENVIRONMENT FOR HIGH-YIELD SECURITIES, THE FUND OUTPACED THE LEHMAN INDEX. WHAT FACTORS DO YOU ATTRIBUTE TO THIS SUCCESS?

A. In a market where most high-yield bonds traded lower, the portfolio's performance compared to its benchmark benefited from a number of factors. First, favorable security selection and industry diversification were positive contributors. Second, our successful avoidance of the credit problems, rating downgrades, and bankruptcies that hurt a variety of industries really aided the fund's relative results. Finally, we weren't afraid to lock in profits on a number of subscription warrants -- securities issued with a bond or preferred stock that entitles the holder to buy a proportionate amount of common stock at a specified price. Some of these warrants, such as Jazztel PLC, spiked up dramatically early in the period. We could have been tempted to hold on to all of these positions given the strong fundamental outlook for these companies, but because we weren't comfortable with the additional risk, we decided to reduce our exposure. Many of these telecommunications and technology stock prices have subsequently come down quite a bit following the selloff in the equity market during the second quarter.

Q.  HOW DID YOU MANAGE TO AVOID CREDIT DEFAULTS?

A. The key is MFS Original Research(R). We believe MFS' research capabilities are second to none in the industry. Our portfolio is backed by a large group of investment professionals dedicated exclusively to the high-income market. Our research analysts use a variety of models to analyze the credit risk and business prospects of the companies they cover. Similar to our equity research process, our analysis is a research intensive, company-by-company, bottom-up approach. First, we look at a company's business risks, then we consider the financial risks. Finally, we look at all the different ways of investing in the company and how the market is pricing each one of the securities. From this analysis, we try to pick the bond that offers the best risk-adjusted return for our shareholders.

Q. MOODY'S RECENTLY ISSUED A REPORT INDICATING THAT THEY ANTICIPATE AN INCREASE IN THE NUMBER OF DEFAULTS IN THE HIGH-YIELD MARKET FOR 2001. DO YOU AGREE WITH THIS REPORT? WHAT'S YOUR OUTLOOK FOR DEFAULTS?

A. While it appears that the number of defaults has picked up recently, we don't see the default rate increasing to 8.4% by June of 2001, as Moody's report suggested. In fact, we feel the total number of defaults will trend downward during this period for a couple of reasons. First, many of the anticipated defaults are the result of a loose issuance period, during which the high-yield market issued a record amount of debt in 1998. As it turned out, we found that many of these companies possessed weak business plans. Today, the supply of bonds is much lower, and underwriters are conducting more stringent credit analysis of issuers. It's also important to point out that Moody's calculates default rates differently than other companies; they include emerging-market debt, convertible securities, and even investment-grade debt. While the possibility of high-visibility defaults adds "headline" risk to the market -- meaning the overall high-yield market may react negatively to a particular default -- we see this as a short-term phenomenon. We strive to avoid such problems by using our Original Research(SM) process, which focuses on company fundamentals.

Q.  WHICH HOLDINGS PROVIDED STRONG CONTRIBUTIONS TO TOTAL RETURN?

A. Last year, we saw significant selling pressure in some energy refiners as a major buying opportunity. Viewing this selloff as a short-term situation, we stepped in to buy some distressed securities that we believed were ready to turn around in a highly cyclical business. Sterling Chemical and Lyondell Chemical produced strong results during the period following an improvement in their financial results due to higher prices for their core products, stronger demand for chemicals, and successful cost reduction programs. Lyondell also benefited from successfully closing a large asset sale and using the proceeds to pay down some of its debt. Another holding that provided a boost to performance was Esat Holdings Ltd. Though this telecommunications company is no longer in the portfolio, its bonds appreciated dramatically following British Telecom's buyout offer earlier in the year, thus providing a nice return for the fund.

Q.  WHICH HOLDINGS HURT PERFORMANCE?

A. Our holdings in scrap metal trader Metal Management was hurt by weakness in the overall steel market. Our position in PSINet Inc., an Internet access provider, was down almost 15% during the period. Bond issues in companies such as this will often trade similarly to the company's equity shares because they tend to reinvest much of their cash into business expansion rather than building cash reserves or paying down debt. As a result, our holding in PSINet suffered during the selloff we experienced in the technology and Internet sectors in the second quarter.

Q.  HOW DID THE FUND'S INVESTMENTS IN EMERGING MARKETS AFFECT PERFORMANCE?

A. Emerging-markets fixed-income securities produced generally solid returns over the past six months. Our performance benefited primarily from good security selection and the remarkable recovery in Russian bonds. Overweighted positions in Russia, Brazil, and Algeria were major contributors to the fund's return. In addition, our underweighting in Argentina and avoidance of default or near-default situations in Nigeria, Ivory Coast, Ecuador, and Ukraine aided total return.

Q.  WHAT'S YOUR OUTLOOK FOR THE HIGH-YIELD MARKET IN THE COMING MONTHS?

A. It's difficult to rule out further volatility given the uncertain interest-rate environment. However, the high-income market has been weak for quite some time now, and yield spreads -- the yield difference between noninvestment-grade debt and Treasuries -- have widened significantly during the past year, making the yields on high-income bonds very attractive to us relative to other fixed-income securities. In addition, we believe the economy will remain healthy and corporate earnings will remain strong, which could bode well for high-yield bond prices. Historically, our research has shown that the high-yield market has closely tracked corporate earnings.

    Given this environment, we continue to view the telecom and media industries as defensive positions that also offer compelling growth opportunities. Despite what happens to the economy, we don't believe that people are likely to turn off their cable or mobile phones. In addition, we're pretty comfortable that the Federal Reserve Board is either done raising interest rates or is near the end of its tightening cycle.

/s/ Robert J. Manning

    Robert J. Manning
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecast can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

ROBERT J. MANNING IS SENIOR VICE PRESIDENT, CHIEF FIXED INCOME
STRATEGIST, AND DIRECTOR OF FIXED INCOME RESEARCH OF MFS INVESTMENT MANAGEMENT(R). HE IS PORTFOLIO MANAGER OF MFS(R) HIGH INCOME FUND, MFS(R) HIGH YIELD OPPORTUNITIES FUND, AND MFS(R) SPECIAL VALUE TRUST, A CLOSED-END FUND.

MR. MANNING JOINED MFS IN 1984 AS A RESEARCH ANALYST IN THE HIGH YIELD BOND DEPARTMENT. HE WAS NAMED VICE PRESIDENT IN 1988, PORTFOLIO MANAGER IN 1992, SENIOR VICE PRESIDENT IN 1993, AND CHIEF FIXED INCOME STRATEGIST AND DIRECTOR OF FIXED INCOME RESEARCH IN 1999. HE IS A GRADUATE OF THE UNIVERSITY OF LOWELL AND EARNED A MASTER OF SCIENCE DEGREE IN FINANCE FROM BOSTON COLLEGE.

ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL
RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:                SEEKS HIGH CURRENT INCOME.

COMMENCEMENT OF
INVESTMENT OPERATIONS:    JULY 1, 1998

CLASS INCEPTION:          CLASS A  JULY 1, 1998
                          CLASS B  JULY 1, 1998
                          CLASS C  JULY 1, 1998
                          CLASS I  JULY 1, 1998

SIZE:                     $45.7 MILLION NET ASSETS AS OF JULY 31, 2000

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including the reinvestment of dividends. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JULY 31, 2000

CLASS A
                                                               6 Months        1 Year         Life*
-----------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                   +3.48%       + 9.94%        +6.97%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                  --        + 9.94%        +3.29%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                  --        + 4.72%        +0.90%
-----------------------------------------------------------------------------------------------------

CLASS B
                                                               6 Months        1 Year         Life*
-----------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                   +3.02%       + 9.21%        +5.63%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                  --        + 9.21%        +2.66%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                  --        + 5.26%        +1.04%
-----------------------------------------------------------------------------------------------------

CLASS C
                                                               6 Months        1 Year         Life*
-----------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                   +3.15%       + 9.25%        +5.46%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                  --        + 9.25%        +2.58%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                  --        + 8.26%        +2.58%
-----------------------------------------------------------------------------------------------------
*For the period from the commencement of the fund's investment operations, July 1, 1998, through July 31, 2000.

CLASS I
                                                               6 Months        1 Year         Life*
-----------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                   +3.63%       +10.37%        +8.37%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                  --        +10.37%        +3.94%
-----------------------------------------------------------------------------------------------------
*For the period from the commencement of the fund's investment operations, July 1, 1998, through July 31, 2000.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Lower-rated securities may provide greater returns, but they are also associated with greater-than-average risk. These risks may increase share price volatility. See the prospectus for details.

Investments in foreign and emerging-market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging-market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF JULY 31, 2000

PORTFOLIO STRUCTURE

                  High Yield Corporates                   65.5%
                  Emerging Markets                        22.4%
                  Cash                                     7.0%
                  Domestic Equity                          3.3%
                  International Equity                     0.8%
                  High Grade Corporates                    0.6%
                  Municipal                                0.4%

This portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- July 31, 2000

Bonds - 85.6%
--------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)             VALUE
--------------------------------------------------------------------------------------------------
U.S. Bonds - 53.2%
  Aerospace - 1.1%
    Argo Tech Corp., 8.625s, 2007                                      $     325       $   243,750
    K & F Industries, Inc., 9.25s, 2007                                      275           263,313
                                                                                       -----------
                                                                                       $   507,063
--------------------------------------------------------------------------------------------------
  Building - 2.4%
    Formica Corp., 10.875s, 2009                                       $     280       $   217,000
    MMI Products, Inc., 11.25s, 2007                                         205           202,437
    Nortek, Inc., 9.875s, 2004                                               175           168,875
    Williams Scotsman, Inc., 9.875s, 2007                                    575           517,500
                                                                                       -----------
                                                                                       $ 1,105,812
--------------------------------------------------------------------------------------------------
  Business Services - 1.5%
    Anacomp, Inc., 10.875s, 2004                                       $     150       $   101,250
    Flextronics International Ltd., 9.875s, 2010##                           500           510,000
    Pierce Leahy Corp., 11.125s, 2006                                         85            87,338
                                                                                       -----------
                                                                                       $   698,588
--------------------------------------------------------------------------------------------------
  Chemicals - 2.8%
    Huntsman ICI Chemicals, 0s, 2009                                   $     475       $   156,750
    Huntsman ICI Chemicals, 10.125s, 2009                                    110           111,925
    Lyondell Chemical Co., 9.625s, 2007                                      150           150,000
    Lyondell Chemical Co., 9.875s, 2007                                      100           100,000
    Lyondell Chemical Co., 10.875s, 2009                                     175           176,750
    Sovereign Specialty Chemicals, 11.875s, 2010##                           275           284,625
    Sterling Chemicals, Inc., 11.75s, 2006                                   125           100,000
    Sterling Chemicals, Inc., 12.375s, 2006                                   65            66,950
    Sterling Chemicals, Inc., 0s to 2001, 13.5 to 2008                       295           126,850
                                                                                       -----------
                                                                                       $ 1,273,850
--------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 2.8%
    General Binding Corp., 9.375s, 2008                                $     500       $   350,000
    Remington Products Co. LLC, 11s, 2006                                    115            98,900
    Samsonite Corp., 10.75s, 2008                                            520           427,700
    Simmons Co., 10.25s, 2009                                                260           236,600
    Synthetic Industries, Inc., 13s, 2000                                    175           172,375
                                                                                       -----------
                                                                                       $ 1,285,575
--------------------------------------------------------------------------------------------------
  Container, Forest and Paper Products - 2.4%
    Applied Extrusion Technologies, Inc., 11.5s, 2002                  $     150       $   147,750
    Consolidated Container Co., 10.125s, 2009                                 50            50,125
    Gaylord Container Corp., 9.75s, 2007                                      50            41,000
    Gaylord Container Corp., 9.875s, 2008                                    280           176,400
    Huntsman Packaging Corp., 13s, 2010##                                     65            67,437
    Riverwood International Corp., 10.25s, 2006                              125           123,125
    Riverwood International Corp., 10.875s, 2008                             300           273,000
    Silgan Holdings, Inc., 9s, 2009                                          225           205,875
                                                                                       -----------
                                                                                       $ 1,084,712
--------------------------------------------------------------------------------------------------
  Energy - 2.2%
    Cheasapeake Energy Corp., 9.625s, 2005                             $     260       $   254,150
    Continental Resources, Inc., 10.25s, 2008                                 25            22,500
    Gothic Production Corp., 11.125s, 2005                                   200           206,000
    P&L Coal Holdings Corp., 9.625s, 2008                                    400           379,000
    Pioneer Natural Resources Co., 9.625s, 2010                              135           140,400
                                                                                       -----------
                                                                                       $ 1,002,050
--------------------------------------------------------------------------------------------------
  Financial Institutions - 0.2%
    Willis Corroon Corp., 9s, 2009                                     $      85       $    75,225
--------------------------------------------------------------------------------------------------
  Gaming and Hotels - 2.4%
    Aztar Corp., 8.875s, 2007                                          $     235       $   223,250
    Boyd Gaming Corp., 9.5s, 2007                                            250           240,000
    Coast Hotels & Casinos, Inc., 9.5s, 2009                                 125           119,375
    Isle of Capri Casinos, Inc., 8.75s, 2009                                 250           226,250
    Mandalay Resort Group, 10.25s, 2007                                      135           136,012
    Prime Hospitality Corp., 9.75s, 2007                                     150           147,000
    Santa Fe Hotel, Inc., 11s, 2000                                           25            24,813
                                                                                       -----------
                                                                                       $ 1,116,700
--------------------------------------------------------------------------------------------------
  Industrial - 4.0%
    Actuant Finance Corp., 13s, 2009                                   $     200       $   202,250
    Allied Waste North America, Inc., 10s, 2009                               75            65,250
    Blount, Inc., 13s, 2009                                                  250           251,562
    Columbus McKinnon Corp., 8.5s, 2008                                      175           152,250
    Day International Group, Inc., 11.125s, 2005                              42            41,265
    Hayes Wheels International, Inc., 11s, 2006                              160           160,800
    Haynes International, Inc., 11.625s, 2004                                350           262,500
    International Knife & Saw, Inc., 11.375s, 2006                            50            26,000
    Mesa County, CO, 8.5s, 2006*                                             250           187,500
    Motors & Gears, Inc., 10.75s, 2006                                        25            24,313
    Numatics, Inc., 9.625s, 2008                                             275           214,500
    Oxford Automotive, Inc., 10.125s, 2007                                    35            31,150
    Simonds Industries, Inc., 10.25s, 2008                                   100            80,000
    Thermadyne Holdings Corp., 0s to 2003, 12.5s to 2008                     120            43,200
    Thermadyne Manufacturing/Capital Corp., 9.875s, 2008                     100            76,875
                                                                                       -----------
                                                                                       $ 1,819,415
--------------------------------------------------------------------------------------------------
  Media - 7.0%
    Avalon Cable Holdings LLC, 0s to 2003, 11.875s to 2008             $     100       $    67,000
    Benedek Communications Corp., 0s to 2001, 13.25s to 2006                 200           154,000
    CD Radio, Inc., 14.5s, 2009                                              250           231,250
    Charter Communications Holdings, 0s to 2004, 9.92s to 2011               825           474,375
    Citadel Broadcasting Co., 9.25s, 2008                                    125           123,125
    Classic Cable, Inc., 10.5s, 2010                                          60            51,600
    Cumulus Media, Inc., 10.375s, 2008                                        45            40,500
    Frontiervision Holding LP, 0s to 2001, 11.87s to 2007                    100            87,500
    Frontiervision Operating Partnership LP, 11s, 2006                        70            71,050
    Granite Broadcasting Corp., 10.375s, 2005                                  9             8,460
    LIN Holdings Corp., 0s to 2003, 10s to 2008                              740           495,800
    NTL Communications Corp., 0s to 2003, 12.375s to 2008                    655           432,300
    NTL, Inc., 0s to 2003, 9.75s to 2008##                                    55            34,925
    Paxson Communications Corp., 11.625s, 2002                               295           301,637
    Telemundo Holdings, Inc., 0s to 2003, 11.5s to 2008                      300           213,000
    XM Satellite Radio, Inc., 14s, 2010##                                    300           279,750
    Young Broadcasting, Inc., 8.75s, 2007                                    125           116,875
                                                                                       -----------
                                                                                       $ 3,183,147
--------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services
    Alaris Medical, Inc., 0s to 2003, 11.125s to 2008##                $      75       $    12,750
--------------------------------------------------------------------------------------------------
  Metals and Minerals - 2.6%
    Doe Run Resources Corp., 11.25s, 2005                              $      65       $    26,000
    Jorgensen (Earle M.) Co., 9.5s, 2005                                     150           130,500
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002                            50            48,062
    Kaiser Aluminum & Chemical Corp., 12.75s, 2003                           200           180,500
    Metal Management, Inc., 10s, 2008                                        285           142,500
    Metallurg Holdings, Inc., 0s to 2003, 12.75s to 2008                     200            51,000
    Metallurg, Inc., 11s, 2007                                               425           354,875
    Northwestern Steel & Wire Co., 9.5s, 2001                                150            62,250
    Renco Steel Holdings, Inc., 10.875s, 2005                                 75            65,438
    WCI Steel, Inc., 10s, 2004                                               110           104,500
                                                                                       -----------
                                                                                       $ 1,165,625
--------------------------------------------------------------------------------------------------
  Retail - 1.8%
    J.Crew Group, Inc., 0s to 2002, 13.125s to 2008                    $     715       $   387,888
    J.Crew Operating Corp., 10.375s, 2007                                     50            41,500
    Musicland Group, Inc., 9s, 2003                                          400           372,000
                                                                                       -----------
                                                                                       $   801,388
--------------------------------------------------------------------------------------------------
  Supermarkets - 0.1%
    Jitney-Jungle Stores of America, Inc., 12s, 2006**                 $      45       $     5,850
    Pathmark Stores, Inc., 11.625s, 2002**                                    75            21,750
    Pathmark Stores, Inc., 10.75s, 2003**                                    103             5,150
    Penn Traffic Co., 11s, 2009                                                0               309
                                                                                       -----------
                                                                                       $    33,059
--------------------------------------------------------------------------------------------------
  Telecommunications - 19.8%
    Adelphia Communications Corp., 9.375s, 2009                        $     200       $   182,000
    Allegiance Telecommunications, Inc., 0s to 2003,
      11.75s to 2008                                                         225           165,375
    Allegiance Telecommunications, Inc., 12.875s, 2008                       155           167,400
    AMSC Acquisition Co., Inc., 12.25s, 2008                                 295           219,775
    Caprock Communications Corp., 11.5s, 2009                                 90            55,800
    Centennial Cellular Operating Co., 10.75s, 2008                          235           226,187
    Cybernet Internet Services International, 14s, 2009                       45            18,900
    Dobson Communications Corp., 10.875s, 2010##                             105           103,163
    DTI Holdings, Inc., 0s to 2003, 12.5s to 2008                            125            50,313
    Exodus Communications, Inc., 11.25s, 2008                                 75            74,625
    Exodus Communications, Inc., 10.75s, 2009                                135           130,950
    Exodus Communications, Inc., 11.625s, 2010##                             325           325,000
    Focal Communications Corp., 0s to 2003, 12.125s to 2008                  305           199,775
    Focal Communications Corp., 11.875s, 2010##                              310           308,450
    Globix Corp., 12.5s, 2010                                                220           176,000
    Hyperion Telecommunications, Inc., 12.25s, 2004                          150           147,000
    Hyperion Telecommunications, Inc., 12s, 2007                             120           101,400
    ICG Holdings, Inc., 0s to 2001, 12.5s to 2006                            150           120,000
    Impsat Corp., 12.375s, 2008                                               50            40,500
    ITC Deltacom, Inc., 9.75s, 2008                                          225           204,750
    Leap Wireless International, Inc., 14.5s, 2010##                         600           252,000
    Level 3 Communications, Inc., 9.125s, 2008                               450           390,375
    Madison River, 13.25s, 2010##                                            225           205,875
    McCaw International Ltd., 0s to 2002, 13s to 2007                        350           269,500
    Metricom, Inc., 13s, 2010                                                225           164,250
    Metromedia Fiber Network, Inc., 10s, 2008                                455           439,600
    MGC Communications, Inc., 13s, 2010##                                    425           403,750
    MJD Communications, Inc., 9.5s, 2008                                      60            52,800
    Nextel Communications, Inc., 0s to 2003, 9.95s to 2008                   375           272,812
    Nextel International, Inc., 0s to 2003, 12.125s to 2008                   15             9,450
    Nextel International Inc., 12.75s, 2010                                  150           147,933
    Nextlink Communications, Inc., 10.75s, 2009                              100            98,000
    Nextlink Communications, Inc., 0s to 2004, 12.25s to 2009                325           199,875
    North Point Communications, 12.875s, 2010##                              225           155,250
    Northeast Optic Network, 12.75s, 2008                                     10             9,350
    PSINet, Inc., 11s, 2009                                                  600           480,000
    Rhythms Netconnections, Inc., 12.75s, 2009                                75            49,500
    SBA Communications Corp., 0s to 2003, 12s to 2008                        435           315,375
    Spectrasite Holdings, Inc., 0s to 2004, 11.25s to 2009                   600           354,000
    Spectrasite Holdings, Inc., 10.75s, 2010##                               125           125,000
    Telecorp PCS, Inc., 10.625s, 2010                                        150           152,625
    Teligent, Inc., 11.5s, 2007                                              175           129,500
    Time Warner Telecommunications LLC, 9.75s, 2008                          175           167,563
    Triton PCS, Inc., 0s to 2003, 11s to 2008                                265           196,100
    Verio, Inc., 11.25s, 2008                                                120           138,900
    Verio, Inc., 10.625s, 2009                                                50            57,500
    Viatel, Inc., 11.25s, 2008                                               150            90,000
    Viatel, Inc., 0s to 2003, 12.5s to 2008                                  425           148,750
    Voicestream Wire, 10.375s, 2009                                          165           176,962
    Worldwide Fiber, Inc., 12s, 2009                                         450           405,000
                                                                                       -----------
                                                                                       $ 9,074,958
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.1%
    International Utility Structures, 10.75s, 2008                     $      75       $    61,500
--------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                       $24,301,417
------------------------------------------------------------------------------------------------
Foreign Bonds - 32.4%
  Algeria - 2.0%
    Algeria Chase Manhattan, 6.813s, 2004 (Financial Institutions)     $     575       $   494,500
    Algerian Repurchase Loan Agreement, 1s, 2010+                     JPY 19,250           117,614
    Algerian Tranche, 6.813s, 2004                                     $     385           311,850
                                                                                       -----------
                                                                                       $   923,964
--------------------------------------------------------------------------------------------------
  Argentina - 2.5%
    Autopistas del Sol S.A., 10.25s, 2009 (Industrial)##               $     120       $    94,200
    Cablevision S.A., 13.75s, 2007 (Media)##                                  50            48,437
    Mastellone Hermanos S.A., 11.75s, 2008 (Food and
      Beverage Products)                                                     170           129,200
    Republic of Argentina, 11.75s, 2015                                      210           193,830
    Republic of Argentina, 12.125s, 2019                                     240           230,880
    Republic of Argentina, 9.75s, 2027                                       360           285,120
    Republic of Argentina, 10.25s, 2030                                      200           164,400
                                                                                       -----------
                                                                                       $ 1,146,067
--------------------------------------------------------------------------------------------------
  Belgium - 1.0%
    Hermes Europe Railtel B.V., 10.375s, 2009 (Telecommunications)     $     150       $   115,500
    Tele1 Europe B.V., 13s, 2009 (Telecommunications)                        335           340,025
                                                                                       -----------
                                                                                       $   455,525
--------------------------------------------------------------------------------------------------
  Bermuda - 0.7%
    Global Crossing Holdings Ltd., 9.625s, 2008
      (Telecommunications)                                             $     325       $   316,875
--------------------------------------------------------------------------------------------------
  Brazil - 4.1%
    Banco Nacional de Desenvolvi, 12.554s, 2008
      (Financial Institutions)+                                        $     110       $   103,400
    Federal Republic of Brazil, 7.438s, 2009                                  60            50,729
    Federal Republic of Brazil, 7.438s, 2012                                 475           352,440
    Federal Republic of Brazil, 8s, 2014                                     502           373,303
    Federal Republic of Brazil, 12.75s, 2020                                 305           298,442
    Federal Republic of Brazil, 7.375s, 2024                                  55            43,244
    Federal Republic of Brazil, 10.125s, 2027                                130           103,090
    Federal Republic of Brazil, 12.25s, 2030                                 595           561,085
                                                                                       -----------
                                                                                       $ 1,885,733
--------------------------------------------------------------------------------------------------
  Bulgaria - 0.2%
    National Republic of Bulgaria, 7.063s, 2024                        $     113       $    91,671
--------------------------------------------------------------------------------------------------
  Canada - 1.3%
    GT Group Telecommunications, Inc., 0s to 2005,
      13.25s to 2010 (Telecommunications)##                            $     750       $   397,500
    PCI Chemicals Canada, Inc., 9.25s, 2007 (Chemicals)                       35            22,050
    Russel Metals, Inc., 10s, 2009 (Metals & Minerals)                       185           175,981
                                                                                       -----------
                                                                                       $   595,531
--------------------------------------------------------------------------------------------------
  Colombia - 0.7%
    Republic of Colombia, 11.75s, 2020                                 $     370       $   320,050
--------------------------------------------------------------------------------------------------
  Germany - 0.8%
    Callahan Nordrhein Westfallen, 14s, 2010 (Media)##                 $     375       $   367,500
--------------------------------------------------------------------------------------------------
  Grand Cayman Islands - 0.2%
    APP Finance IX Ltd., 10.563s, 2001 (Forest and Paper Products)     $     100       $    77,000
--------------------------------------------------------------------------------------------------
  Indonesia - 0.3%
    Indah Kiat Finance Mauritius Ltd., 10s, 2007 (Forest
      and Paper Products)                                              $     200       $   113,000
--------------------------------------------------------------------------------------------------
  Luxembourg - 0.4%
    Millicom International Cellular Communications Corp.,
      0s to 2001, 13.50s to 2006 (Telecommunications)                  $     200       $   175,000
--------------------------------------------------------------------------------------------------
  Mexico - 2.2%
    Bepensa S.A., 9.75s, 2004 (Sovereign Bonds)##                      $     160       $   146,000
    Cydsa S.A., 9.375s, 2002 (Industrial)                                    270           226,800
    Grupo Iusacell S.A., 14.25s, 2006 (Telecommunications)                   120           129,000
    Grupo Minero Mexico S.A. de CV, 8.25s, 2008 (Metals
      and Minerals)                                                          280           228,900
    Satelites Mexicanos S.A. de CV, 10.125s, 2004 (Telecommunications)       150           105,000
    TFM S.A. de CV, 0s to 2002, 11.75s to 2009 (Transportation)              210           161,700
                                                                                       -----------
                                                                                       $   997,400
--------------------------------------------------------------------------------------------------
  Netherlands - 3.3%
    Completel Europe N.V., 14s, 2009 (Telecommunications)              $     225       $   108,000
    Netia Holdings B.V., 10.25s, 2007 (Telecommunications)                    80            67,800
    Slovak Wireless Finance Co., 11.25s, 2007 (Telecommunications)##     EUR 165           156,329
    United International Holdings, 0s to 2003, 10.75s to
      2008 (Media)                                                     $     315           228,375
    United Pan-Europe Commerce N.V., 10.875s, 2009 (Media)                   175           148,750
    United Pan-Europe Commerce N.V., 11.25s, 2010 (Media)                     85            72,675
    United Pan-Europe Commerce N.V., 0s to 2005, 13.75s to
      2010 (Media)                                                           685           308,250
    Versatel Telecom B.V., 13.25s, 2008(Telecommunications)                  400           410,000
                                                                                       -----------
                                                                                       $ 1,500,179
--------------------------------------------------------------------------------------------------
  Norway - 0.1%
    Ocean Rig Norway As, 10.25s, 2008 (Energy)                         $      75       $    65,625
--------------------------------------------------------------------------------------------------
  Panama - 0.4%
    Republic of Panama, 10.75s, 2020                                   $     200       $   200,000
--------------------------------------------------------------------------------------------------
  Philippines - 0.2%
    Republic of Philippines, 9.875s, 2019                              $     120       $    96,000
--------------------------------------------------------------------------------------------------
  Poland - 0.1%
    PTC International Finance B.V. 0s to 2002, 10.75s to
      2007 (Telecommunications)                                        $      55       $    39,325
--------------------------------------------------------------------------------------------------
  Russia - 5.2%
    Government of Russia, 8.75s, 2005##                                $      60       $    47,850
    Government of Russia, 10s, 2007##                                        230           179,975
    Government of Russia, 12.75s, 2028##                                     300           264,750
    Russia Principal Loans, 7.94s, 2015                                      300            99,390
    Russia Principal Loans, 7.94s, 2020+                                   5,445         1,790,316
                                                                                       -----------
                                                                                       $ 2,382,281
--------------------------------------------------------------------------------------------------
  South Korea - 1.0%
    Cho Hung Bank, 11.5s, 2010 (Banks and Credit Cos.)##               $      40       $    39,200
    Hanvit Bank, 12.75s, 2010 (Banks and Credit Cos.)##                      415           418,113
                                                                                       -----------
                                                                                       $   457,313
--------------------------------------------------------------------------------------------------
  Turkey - 0.1%
    Republic of Turkey, 11.875s, 2030                                  $      34       $    36,933
--------------------------------------------------------------------------------------------------
  United Kingdom - 3.6%
    British Telecom PLC, 11.875s, 2008
      (Telecommunications)                                             $     220       $   258,137
    Dolphin Telecom PLC, 0s to 2003, 11.50 to 2008
      (Telecommunications)                                                   775           279,000
    Global Tele-Systems Ltd., 10.875s, 2008
      (Telecommunications)                                                    75            52,500
    Jazztel PLC, 13.25s, 2009 (Telecommunications)                       EUR  75            63,935
    Jazztel PLC, 14s, 2009 (Telecommunications)                        $     310           279,000
    Ono Finance PLC, 13s, 2009 (Media)                                       355           331,925
    Telewest Communications PLC, 9.875s, 2010 (Media)##                       50            48,000
    Telewest Communications PLC, 11.375s, 2010 (Media)##                     625           345,313
                                                                                       -----------
                                                                                       $ 1,657,810
--------------------------------------------------------------------------------------------------
  Venezuela - 2.0%
    Republic of Venezuela, 9.25s, 2027                                  $  1,380       $   926,670
--------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                    $14,827,452
--------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $40,423,208)                                             $39,128,869
--------------------------------------------------------------------------------------------------
Stocks - 1.1%
--------------------------------------------------------------------------------------------------
                                                                          SHARES
--------------------------------------------------------------------------------------------------
U.S. Stocks
  Telecommunications
    Classic Communications, Inc.##*                                          150       $       900
--------------------------------------------------------------------------------------------------
Foreign Stocks - 1.1%
  Netherlands - 1.0%
    Completel Europe N.V. (Telecommunications)*                           22,500       $   258,522
    Completel Europe N.V. (Telecommunications)*                           11,250           112,500
    Versatel Telecom Internaional N.V.
      (Telecommunications)*                                                2,621            83,872
                                                                                       -----------
                                                                                       $   454,894
--------------------------------------------------------------------------------------------------
  Sweden - 0.1%
    Tele1 Europe Holdings AB, ADR (Telecommunications)* *                  2,201       $    28,888
--------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                   $   483,782
--------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $391,649)                                               $   484,682
--------------------------------------------------------------------------------------------------
Preferred Stock - 2.9%
--------------------------------------------------------------------------------------------------
  Media - 1.5%
    CSC Holdings, Inc., 11.125s#                                           5,002       $   527,711
    Paxson Communications Corp., 13.25s                                       10            97,000
    Primedia, Inc., 8.625s                                                   650            55,900
                                                                                       -----------
                                                                                       $   680,611
--------------------------------------------------------------------------------------------------
  Telecommunications - 1.4%
    Crown Castle International Corp., 12.75s                                 366       $   375,150
    Global Crossings Holdings Ltd., 10.5s                                  1,000            99,000
    Nextel Communications, Inc., 11.125s                                     191           187,180
                                                                                       -----------
                                                                                       $   661,330
--------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $1,311,663)                                    $ 1,341,941
--------------------------------------------------------------------------------------------------

Warrants - 0.2%
--------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES             VALUE
--------------------------------------------------------------------------------------------------
    Cybernet Internet Services International  (Telecommunications)*           45       $       900
    DTI Holdings, Inc. (Telecommunications)*                                 625                 6
    Jazztel PLC (Telecommunications)##*                                      475            48,301
    Leap Wireless International, Inc.
      (Telecommunications)*                                                  600             3,000
    Metricom, Inc. (Telecommunications)*                                     225             1,800
    Motient Corp. (Telecommunications)##*                                    295            11,800
    Ono Finance PLC (Media)*                                                 175            19,250
    Sirius Satellite Radio Inc. (Telecommunications)*                        300            30,000
--------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $98,903)                                              $   115,057
--------------------------------------------------------------------------------------------------
Convertible Bond - 0.7%
--------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
--------------------------------------------------------------------------------------------------
  Energy - 0.7%
    Lomak Petroleum, Inc., 6s, 2007, (Identified Cost $330,000)        $     500       $   330,000
--------------------------------------------------------------------------------------------------
Short-Term Obligations - 8.1%
--------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage, due 8/01/00, at Amortized Cost         $   3,700       $ 3,700,000
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $46,255,423)                                       $45,100,549

Other Assets, Less Liabilities - 1.4%                                                      632,529
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    $45,733,078
--------------------------------------------------------------------------------------------------
 * Non-income producing security.
** Non-income producing security -- in default.
 # Payment-in-kind security.
## SEC Rule 144A restriction.
 + Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

        EUR = European Currency Unit
        JPY = Japanese Yen

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------
JULY 31, 2000
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $46,255,423)         $45,100,549
  Cash                                                               4,280
  Foreign currency, at value (identified cost, $4,280)               2,457
  Net receivable for forward foreign currency exchange
    contracts to sell                                                2,211
  Net receivable for forward foreign currency exchange
    contracts closed or subject to master netting agreements         2,366
  Receivable for investments sold                                  694,093
  Receivable for fund shares sold                                  425,037
  Interest and dividends receivable                                985,192
  Other assets                                                           1
                                                               -----------
    Total assets                                               $47,216,186
                                                               -----------
Liabilities:
  Distributions payable                                        $   189,391
  Payable for investments purchased                              1,089,738
  Payable for fund shares reacquired                               198,905
  Payable to affiliates -
    Management fee                                                   2,420
    Distribution and service fee                                     2,654
                                                               -----------
      Total liabilities                                        $ 1,483,108
                                                               -----------
Net assets                                                     $45,733,078
                                                               ===========
Net assets consist of:
  Paid-in capital                                              $46,640,889
  Unrealized depreciation on investments and tranlation of
    assets and liabilities in
    foreign currencies                                          (1,150,401)
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                              253,868
  Accumulated net investment loss                                  (11,278)
                                                               -----------
      Total                                                    $45,733,078
                                                               ===========
Shares of beneficial interest outstanding                       5,308,194
                                                                =========
Class A shares:
  Net asset value per share
    (net assets of $20,161,156 / 2,340,744 shares of
     beneficial interest outstanding)                            $ 8.61
                                                                 ======
  Offering price per share (100 / 95.25 of net asset value
      per share)                                                 $ 9.04
                                                                 ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $19,112,504 / 2,216,137 shares of
     beneficial interest outstanding)                            $ 8.62
                                                                 ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $6,390,808 / 743,403 shares of
     beneficial interest outstanding)                            $ 8.60
                                                                 ======

Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $68,610 / 7,910 shares of
     beneficial interest outstanding)                            $ 8.67
                                                                 ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
--------------------------------------------------------------------------
SIX MONTHS ENDED JULY 31, 2000
--------------------------------------------------------------------------

Net investment income:
  Income -
    Interest                                                  $  1,950,662
    Dividends                                                        8,053
                                                              ------------
      Total investment income                                 $  1,958,715
                                                              ------------
  Expenses -
    Management fee                                            $    107,006
    Trustees' compensation                                           2,829
    Shareholder servicing agent fee                                 16,451
    Distribution and service fee (Class A)                          20,877
    Distribution and service fee (Class B)                          79,241
    Distribution and service fee (Class C)                          25,392
    Administrative fee                                               2,784
    Custodian fee                                                   15,672
    Printing                                                        25,627
    Postage                                                          1,972
    Auditing fees                                                    7,500
    Registration fees                                               44,070
    Miscellaneous                                                    5,585
                                                              ------------
      Total expenses                                          $    355,006
    Fees paid indirectly                                            (5,880)
    Reduction of expenses by investment adviser                   (116,611)
                                                              ------------
      Net expenses                                            $    232,515
                                                              ------------
        Net investment income                                 $  1,726,200
                                                              ------------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                   $    540,369
    Foreign currency transactions                                    6,858
                                                              ------------
      Net realized gain on investments and foreign
        currency transactions                                 $    547,227
                                                              ------------
  Change in unrealized depreciation -
    Investments                                               $ (1,341,889)
    Translation of assets and liabilities in
      foreign currencies                                              (729)
                                                              ------------
      Net unrealized loss on investments and foreign
         currency translation                                 $ (1,342,618)
                                                              ------------
        Net realized and unrealized loss on investments
          and foreign currency                                $   (795,391)
                                                              ------------
          Increase in net assets from operations              $    930,809
                                                              ============

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                YEAR ENDED
                                                                      JULY 31, 2000          JANUARY 31, 2000
                                                                         (UNAUDITED)
-------------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                                 $  1,726,200             $  1,375,462
  Net realized gain on investments and foreign currency
    transactions                                                             547,227                   73,101
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                  (1,342,618)                 257,930
                                                                        ------------             ------------
    Increase in net assets from operations                              $    930,809             $  1,706,493
                                                                        ------------             ------------
Distributions declared to shareholders -
  From net investment income (Class A)                                  $   (664,477)            $   (423,175)
  From net investment income (Class B)                                      (825,519)                (731,925)
  From net investment income (Class C)                                      (265,488)                (181,916)
  From net investment income (Class I)                                        (3,929)                    (541)
                                                                        ------------             ------------
    Total distributions declared to shareholders                        $ (1,759,413)            $ (1,337,557)
                                                                        ------------             ------------
Net increase in net assets from fund share transactions                 $ 22,846,228             $ 16,045,979
                                                                        ------------             ------------
      Total increase in net assets                                      $ 22,017,624             $ 16,414,915
Net assets:
  At beginning of period                                                  23,715,454                7,300,539
                                                                        ------------             ------------

At end of period (including accumulated net investment loss
  and accumulated distributions in excess of net investment
  income of $(11,278) and $33,280, respectively)                        $ 45,733,078             $ 23,715,454
                                                                        ============             ============

See notes to financial statements.

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------
                                                       SIX MONTHS ENDED               YEAR ENDED               PERIOD ENDED
                                                          JULY 31, 2000         JANUARY 31, 2000          JANUARY 31, 1999*
                                                            (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
                                                                CLASS A
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                            $ 8.79                   $ 8.53                     $10.00
                                                                 ------                   ------                     ------
Income from investment operations# -
  Net investment income(S)                                       $ 0.45                   $ 0.91                     $ 0.54
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                          (0.15)                    0.25                      (1.50)
                                                                 ------                   ------                     ------
      Total from investment operations                           $ 0.30                   $ 1.16                     $(0.96)
                                                                 ------                   ------                     ------
Less distributions declared to shareholders --
  From net investment income                                     $(0.48)                  $(0.90)                    $(0.50)
  In excess of net investment income                                --                       --                       (0.01)
                                                                 ------                   ------                     ------
    Total distributions declared to shareholders                 $(0.48)                  $(0.90)                    $(0.51)
                                                                 ------                   ------                     ------
Net asset value - end of period                                  $ 8.61                   $ 8.79                     $ 8.53
                                                                 ======                   ======                     ======
Total return(+)                                                    3.48%++                 14.17%                     (9.45)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                         1.04%+                   1.02%                      1.00%+
  Net investment income                                           10.90%+                  10.62%                     10.25%+
Portfolio turnover                                                   58%                     158%                       127%
Net assets at end of period (000 Omitted)                       $20,161                   $8,028                     $2,052

    (S) The investment adviser has voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. To the extent that actual expenses were over this limitation, the net investment income per share and the ratios would have been:
          Net investment income                                  $ 0.42                   $ 0.83                     $ 0.33
          Ratios (to average net assets):
            Expenses                                               1.75%+                   2.00%                      4.90%+
            Net investment income                                 10.19%+                   9.64%                      6.35%+
  * For the period from the commencement of the fund's investment operations, July 1, 1998, through January 31, 1999.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                      SIX MONTHS ENDED                YEAR ENDED               PERIOD ENDED
                                                         JULY 31, 2000          JANUARY 31, 2000          JANUARY 31, 1999*
                                   (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                               CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                           $ 8.81                    $ 8.54                     $10.00
                                                                ------                    ------                     ------
Income from investment operations# -
  Net investment income(S)                                      $ 0.44                    $ 0.86                     $ 0.47
  Net realized and unrealized gain (loss) on
    investments and foreign currency                             (0.18)                     0.25                      (1.45)
                                                                ------                    ------                     ------
      Total from investment operations                          $ 0.26                    $ 1.11                     $(0.98)
                                                                ------                    ------                     ------
Less distributions declared to shareholders --
  From net investment income                                    $(0.45)                   $(0.84)                    $(0.47)
  In excess of net investment income                               --                        --                       (0.01)
                                                                ------                    ------                     ------
    Total distributions declared to shareholders                $(0.45)                   $(0.84)                    $(0.48)
                                                                ------                    ------                     ------
Net asset value - end of period                                 $ 8.62                    $ 8.81                     $ 8.54
                                                                ======                    ======                     ======
Total return                                                      3.02%++                  13.54%                     (9.69)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                        1.69%+                    1.67%                      1.65%+
  Net investment income                                          10.19%+                    9.94%                      9.60%+
Portfolio turnover                                                  58%                      158%                       127%
Net assets at end of period (000 Omitted)                      $19,113                   $12,367                     $4,308
 (S) The investment adviser has voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. To the extent that actual expenses were over this limitation, the net investment income per share and the ratios would have been:
       Net investment income                                    $ 0.41                    $ 0.78                     $ 0.28
       Ratios (to average net assets):
         Expenses                                                 2.40%+                    2.65%                      5.55%+
         Net investment income                                    9.48%+                    8.96%                      5.70%+
 * For the period from the commencement of the fund's investment operations, July 1, 1998, through January 31, 1999.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                       SIX MONTHS ENDED               YEAR ENDED               PERIOD ENDED
                                                          JULY 31, 2000         JANUARY 31, 2000          JANUARY 31, 1999*
                                                            (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                            $ 8.78                   $ 8.52                     $10.00
                                                                 ------                   ------                     ------
Income from investment operations# -
  Net investment income(S)                                       $ 0.45                   $ 0.85                     $ 0.47
  Net realized and unrealized gain (loss) on
    investments and foreign currency                              (0.18)                    0.25                      (1.47)
                                                                 ------                   ------                     ------
      Total from investment operations                           $ 0.27                   $ 1.10                     $(1.00)
                                                                 ------                   ------                     ------
Less distributions declared to shareholders --
  From net investment income                                     $(0.45)                  $(0.84)                    $(0.47)
  In excess of net investment income                                --                       --                       (0.01)
                                                                 ------                   ------                     ------
    Total distributions declared to shareholders                 $(0.45)                  $(0.84)                    $(0.48)
                                                                 ------                   ------                     ------
Net asset value - end of period                                  $ 8.60                   $ 8.78                     $ 8.52
                                                                 ======                   ======                     ======
Total return                                                       3.15%++                 13.45%                     (9.89)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                         1.69%+                   1.67%                      1.65%+
  Net investment income                                           10.22%+                   9.93%                      9.60%+
Portfolio turnover                                                   58%                     158%                       127%
Net assets at end of period (000 Omitted)                        $6,391                   $3,251                       $941

  (S) The investment adviser has voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. To the extent that actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income                                    $ 0.42                   $ 0.77                     $ 0.27
        Ratios (to average net assets):
          Expenses                                                 2.40%+                   2.65%                      5.55%+
          Net investment income                                    9.51%+                   8.95%                      5.54%+
 * For the period from the commencement of the fund's investment operations, July 1, 1998, through January 31, 1999.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                       SIX MONTHS ENDED               YEAR ENDED               PERIOD ENDED
                                                          JULY 31, 2000         JANUARY 31, 2000          JANUARY 31, 1999*
                                                            (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                CLASS I
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                            $ 8.85                   $ 8.56                     $10.00
                                                                 ------                   ------                     ------
Income from investment operations# -
  Net investment income(S)                                       $ 0.49                   $ 0.97                     $ 0.64
  Net realized and unrealized gain (loss) on
    investments and foreign currency                              (0.17)                    0.25                      (1.55)
                                                                 ------                   ------                     ------
      Total from investment operations                           $ 0.32                   $ 1.22                     $(0.91)
                                                                 ------                   ------                     ------
Less distributions declared to shareholders --
  From net investment income                                     $(0.50)                  $(0.93)                    $(0.53)
                                                                 ------                   ------                     ------
    Total distributions declared to shareholders                 $(0.50)                  $(0.93)                    $(0.53)
                                                                 ------                   ------                     ------
Net asset value - end of period                                  $ 8.67                   $ 8.85                     $ 8.56
                                                                 ======                   ======                     ======
Total return                                                       3.63%++                 14.87%                     (8.96)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                         0.69%+                   0.67%                      0.65%+
  Net investment income                                           11.19%+                  10.43%                     11.10%+
Portfolio turnover                                                   58%                     158%                       127%
                                                                                                                     $
Net assets at end of period (000 Omitted)                        $   68                   $   70                        --
 (S) The investment adviser has voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. To the extent that actual expenses were over this limitation, the net investment income per share and the ratios would have been:
       Net investment income                                     $ 0.46                   $ 0.78                     $ 0.41
       Ratios (to average net assets):
         Expenses                                                  1.40%+                   1.65%                      4.55%+
         Net investment income                                    10.48%+                   9.45%                      7.20%+
 * For the period from the commencement of the fund's investment operations, July 1, 1998, through January 31, 1999.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS High Yield Opportunities Fund (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Indexed Securities - The fund may invest in indexed securities whose value may be linked to foreign currencies, interest rates, commodities, indices, or other financial indicators. Indexed securities are fixed-income securities whose proceeds at maturity (principal-indexed securities) or interest rates (coupon-indexed securities) rise and fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At January 31, 2000, the fund, for federal income tax purposes, had a capital loss carryforward of $260,091, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on January 31, 2007.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the fund's average daily net assets. The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management and distribution fees such that the fund's aggregate expenses do not exceed 0.00% of its average daily net assets. This is reflected as a reduction of total expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $609 for the six months ended July 31, 2000.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $13,696 for the six months ended July 31, 2000, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $427 for the six months ended July 31, 2000. Fees incurred under the distribution plan during the six months ended July 31, 2000, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $60 and $0 for Class B and Class C shares, respectively, for the six months ended July 31, 2000. Fees incurred under the distribution plan during the six months ended July 31, 2000, were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended July 31, 2000, were $3, $66,574, and $1,360 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $37,768,921 and $18,141,453, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $46,255,423
                                                                  -----------
Gross unrealized depreciation                                     $(2,658,232)
Gross unrealized appreciation                                       1,503,358
                                                                  -----------
    Net unrealized appreciation (depreciation)                    $(1,154,874)
                                                                  ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                         SIX MONTHS ENDED JULY 31, 2000            YEAR ENDED JANUARY 31, 2000
                                       --------------------------------        -------------------------------
                                             SHARES              AMOUNT              SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                               1,556,342        $ 13,536,851             926,152       $  8,065,844
Shares issued to shareholders
  in reinvestment of distributions           40,940             355,352              26,859            233,803
Shares reacquired                          (169,696)         (1,484,803)           (280,483)        (2,426,245)
                                       ------------        ------------        ------------       ------------
    Net increase                          1,427,586        $ 12,407,400             672,528       $  5,873,402
                                       ============        ============        ============       ============

Class B shares
                                         SIX MONTHS ENDED JULY 31, 2000            YEAR ENDED JANUARY 31, 2000
                                       --------------------------------        -------------------------------
                                             SHARES              AMOUNT              SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                               1,149,028        $ 10,105,994           1,133,503       $  9,871,806
Shares issued to shareholders
  in reinvestment of distributions           31,435             274,281              26,955            234,925
Shares reacquired                          (368,479)         (3,231,766)           (260,485)        (2,271,695)
                                       ------------        ------------        ------------       ------------
    Net increase                            811,984        $  7,148,509             899,973       $  7,835,036
                                       ============        ============        ============       ============

Class C shares
                                         SIX MONTHS ENDED JULY 31, 2000            YEAR ENDED JANUARY 31, 2000
                                       --------------------------------        -------------------------------
                                             SHARES              AMOUNT              SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                 464,122        $  4,073,195             346,571       $  3,033,411
Shares issued to shareholders
  in reinvestment of distributions           15,752             137,009               9,530             82,784
Shares reacquired                          (106,670)           (919,889)            (96,295)          (848,660)
                                       ------------        ------------        ------------       ------------
    Net increase                            373,204        $  3,290,315             259,806       $  2,267,535
                                       ============        ============        ============       ============

Class I shares
                                         SIX MONTHS ENDED JULY 31, 2000            YEAR ENDED JANUARY 31, 2000
                                       --------------------------------        -------------------------------
                                             SHARES              AMOUNT              SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                    --          $       --                 7,892       $     70,000
Shares issued to shareholders
  in reinvestment of  distributions               1                   4                   1                  6
                                       ------------        ------------        ------------       ------------
    Net increase                                  1        $          4               7,893       $     70,006
                                       ============        ============        ============       ============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended July 31, 2000, was $7.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                                                                                                    NET
                                     CONTRACTS TO       IN EXCHANGE         CONTRACTS        UNREALIZED
           SETTLEMENT DATE        DELIVER/RECEIVE               FOR          AT VALUE      APPRECIATION
---------------------------------------------------------------------------------------------------------
Sales             09/13/00  EUR            75,028           $71,907           $69,696           $ 2,211
                                                            -------           -------           -------

At July 31, 2000, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $(5,259) with Deutsche Bank and $7,625 with Merrill Lynch.

At July 31, 2000, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At July 31, 2000, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 4.4% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Trustees.

                                                     DATE OF          PAR
DESCRIPTION                                      ACQUISITION        AMOUNT          COST         VALUE
------------------------------------------------------------------------------------------------------
Algerian Repurchase
  Loan Agreement, 1s, 2010                           1/24/00   $19,250,000    $  108,587    $  117,614
Banco Nacional de Desenvolvi, 12.554s, 2008           5/4/00       110,000        99,000       103,400
Russia Principal Loans, 7.94s, 2020          9/22/99-7/25/00     5,445,000     1,302,548     1,790,316
                                                                                            ----------
                                                                                            $2,011,330
                                                                                            ==========

MFS(R) HIGH YIELD OPPORTUNITIES FUND

TRUSTEES                                                 SECRETARY
J. Atwood Ives + - Chairman and Chief Executive          Stephen E. Cavan*
Officer, Eastern Enterprises (diversified services
company)                                                 ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Lawrence T. Perera + - Partner, Hemenway & Barnes
(attorneys)                                              CUSTODIAN
                                                         State Street Bank and Trust Company
William J. Poorvu + - Adjunct Professor, Harvard
University Graduate School of Business                   INVESTOR INFORMATION
Administration                                           For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Charles W. Schmidt + - Private Investor                  kit, call toll free: 1-800-637-2929 any business
                                                         day from 9 a.m. to 5 p.m. Eastern time (or leave a
Arnold D. Scott* - Senior Executive Vice                 message anytime).
President, Director, and Secretary, MFS Investment
Management                                               INVESTOR SERVICE
                                                         MFS Service Center, Inc.
Jeffrey L. Shames* - Chairman and Chief Executive        P.O. Box 2281
Officer, MFS Investment Management                       Boston, MA 02107-9906

Elaine R. Smith + - Independent Consultant               For general information, call toll free:
                                                         1-800-225-2606 any business day from 8 a.m. to 8
David B. Stone + - Chairman, North American              p.m. Eastern time.
Management Corp. (investment adviser)
                                                         For service to speech- or hearing-impaired, call
INVESTMENT ADVISER                                       toll free: 1-800-637-6576 any business day from 9
Massachusetts Financial Services Company                 a.m. to 5 p.m. Eastern time. (To use this service,
500 Boylston Street                                      your phone must be equipped with a
Boston, MA 02116-3741                                    Telecommunications Device for the Deaf.)

DISTRIBUTOR                                              For share prices, account balances, exchanges, or
MFS Fund Distributors, Inc.                              stock and bond outlooks, call toll free:
500 Boylston Street                                      1-800-MFS-TALK (1-800-637-8255) anytime from a
Boston, MA 02116-3741                                    touch-tone telephone.

CHAIRMAN AND PRESIDENT                                   WORLD WIDE WEB
Jeffrey L. Shames*                                       www.mfs.com

PORTFOLIO MANAGER
Robert J. Manning*

TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*

+ Independent Trustee
* MFS Investment Management

MFS(R) HIGH YIELD OPPORTUNITIES FUND                                ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
                                                                        PAID
                                                                        MFS
[Logo] M F S(R)                                                     ------------
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

500 Boylston Street
Boston, MA 02116-3741


(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                  MHO-3 9/00 3.9M 70/270/370/870